                                                                      EXHIBIT 25

  ___________________________________________________________________________

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549

                             ____________________
                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________

                        ______________________________

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

NEW YORK                                              13-4941247
(Jurisdiction of Incorporation or                     (I.R.S. Employer
organization if not a U.S. national bank)             Identification no.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                                    10006
(Address of principal                                 (Zip Code)
executive offices)

                          BANKERS TRUST COMPANY
                          LEGAL DEPARTMENT
                          130 LIBERTY STREET, 31ST FLOOR
                          NEW YORK, NEW YORK  10006
                          (212) 250-2201
                    (Name, address and telephone number of agent for service)

                        ______________________________

                             CAMPBELL SOUP COMPANY
              (Exact name of obligor as specified in its charter)

NEW JERSEY                                            21-0419870
(State or other jurisdiction of                       (I.R.S. employer
Incorporation or organization)                        Identification no.)


CAMPBELL PLACE
CAMDEN, NJ                                            08103-1799
(Address of principal executive offices)              (Zip Code)

                        ______________________________

                        $ 1,000,000,000  DEBT SECURITIES
                      (Title of the indenture securities)

___________________________________________________________________________

ITEM   1. GENERAL INFORMATION.
                 Furnish the following information as to the trustee.

               (a) Name and address of each examining or supervising authority to which it is subject.

               NAME                                              ADDRESS
               ----                                              -------

               Federal Reserve Bank (2nd District)          New York, NY
               Federal Deposit Insurance Corporation        Washington, D.C.
               New York State Banking Department            Albany, NY

               (b)  Whether it is authorized to exercise corporate trust powers.

                    Yes.

ITEM   2. AFFILIATIONS WITH OBLIGOR.

               If the obligor is an affiliate of the Trustee, describe each such affiliation.

               None.

ITEM 3. -15.   NOT APPLICABLE

ITEM 16.       LIST OF EXHIBITS.

            EXHIBIT 1 -  Restated Organization Certificate of Bankers Trust
                         Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 21, 1995 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-65171.

            EXHIBIT 2 -  Certificate of Authority to commence business -
                         Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

            EXHIBIT 3 -  Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to
                         Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

            EXHIBIT 4 -  Existing By-Laws of Bankers Trust Company, dated as amended on October 19, 1995. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-65171.

           EXHIBIT 5 -   Not applicable.

           EXHIBIT 6 -   Consent of Bankers Trust Company required by Section
                         321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement,
                         Registration No. 22-18864.

           EXHIBIT 7 -   A copy of the latest report of condition of Bankers
                         Trust Company dated as of March 31, 1996.

           EXHIBIT 8 -   Not Applicable.

           EXHIBIT 9 -   Not Applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of August, 1996.


                                   BANKERS TRUST COMPANY



                                   By: /s/ Terence Rawlins
                                      ------------------------------
                                       Terence Rawlins
                                       Assistant Treasurer

Legal Title of Bank:    Bankers Trust  Company      Call Date:  3/31/96      ST-BK:    36-4840          FFIEC 031
Address:                130 Liberty Street          Vendor                   CERT:                      Page RC-1
City, State  ZIP:       New York, NY  10006                                                             11
FDIC Certificate No.:    0   0   6   2   3

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS MARCH 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                                  -------------
                                                                                                                    C400
                                                                                                                  -------------
                                                                          Dollar Amounts in Thousands   RCFD   Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                  / / / / / / / /
  1.    Cash and balances due from depository institutions (from Schedule RC-A):                        / / / / / / / /
        a.  Noninterest-bearing blances and currency and coin(1)....................                    0081         1,145,000  1.a.

        b.  Interest-bearing balances(2)............................................                    0071         1,403,000  1.b.

  2.    Securities:.................................................................                    / / / / / / / /
        a.  Held-to-maturity securities (from Schedule RC-B, column A)..............                    1754                 0  2.a.

        b.  Available-for-sale securities (from Schedule RC-B, column D)............                    1773         3,535,000  2.b.

  3     Federal funds sold and securities purchased under agreements to resell in domestic offices      / / / / / / / /
        of the bank and of its Edge and Agreement subsidiaries, and in IBFs:........                    / / / / / / / /
        a.  Federal funds sold......................................................                    0276         3.190,000
        b.  Securities purchased under agreements to resell.........................                    0277         2,242,000  3.b.

  4.   Loans and lease financing receivables:.......................................                    / / / / / / / /
        a.  Loans and leases, net of unearned income (from Schedule RC-C)   RCFD 2122  24,678,000       / / / / / / / /         4.a.

        b.  LESS:  Allowance for loan and lease losses......................RCFD 3123     938,000       / / / / / / / /         4.b.

        c.  LESS:  Allocated transfer risk reserve .........................RCFD 3128           0       / / / / / / / /         4.c.

        d.  Loans and leases, net of unearned income,...............................                    / / / / / / / /
            allowance, and reserve (item 4.a minus 4.b and 4.c).....................                    2125        23,740,000  4.d.

  5.   Assets held in trading accounts..............................................                    3545        32,261,000  5.
  6.   Premises and fixed assets (including capitalized leases).....................                    2145           857,000  6.
  7.   Other real estate owned (from Schedule RC-M).................................                    2150           247,000  7.
  8.   Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)         2130           253,000  8.
  9.   Customers' liability to this bank on acceptances outstanding.................                    2155           402,000  9.
 10.   Intangible assets (from Schedule RC-M).......................................                    2143            12,000  10.
 11.   Other assets (from Schedule RC-F)............................................                    2160        11,579,000  11.
 12.   Total assets (sum of items 1 through 11).....................................                    2170        80,866,000  12.
                                                                                                      ------------------------

__________________________
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:    Bankers Trust  Company      Call Date:  3/31/96      ST-BK:    36-4840          FFIEC 031
Address:                130 Liberty Street          Vendor                   CERT:                      Page RC-1
City, State  ZIP:       New York, NY  10006                                                             11
FDIC Certificate No.:    0   0   6   2   3

SCHEDULE RC--CONTINUED
                                                                                               --------------------------
                                                  Dollar Amounts in Thousands                     / / /    Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                                                        / / / / / / / / /
13.  Deposits:                                                                                    / / / / / / / / /
     a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)        RCON 2200    7,327,000    13.a.
           (1)  Noninterest-bearing(1) ............................RCON 6631   2,132,000....      / / / / / / / / /         13.a.(1)

           (2)  Interest-bearing ..................................RCON 6636   5,195,000....      / / / / / / / / /         13.a.(2)

     b.  In foreign offices, Edge and Agreement subsidiaries, and  IBFs (from Schedule RC-E       / / / / / / / / /
          part II)                                                                                RCFN 2200    18,575,000   13.b.
           (1)  Noninterest-bearing ...............................RCFN 6631     552,000          / / / / / / / / /         13.b.(1)

           (2)  Interest-bearing ..................................RCFN 6636  18,023,000          / / / / / / / / /         13.b.(2)

14.  Federal funds purchased and securities sold under agreements to repurchase in                / / / / / / / / /
     domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:        / / / / / / / / /
     a.  Federal funds purchased............................................................      RCFD 0278     2,324,000   14.a.
     b.  Securities sold under agreements to repurchase.....................................      RCFD 0279       651,000   14.b.
15.  a.  Demand notes issued to the U.S. Treasury...........................................      RCON 2840             0   15.a.
     b.  Trading liabilities................................................................      RCFD 3548    18,807,000   15.b.
16.  Other borrowed money:                                                                        / / / / / / / / /
     a.  With original maturity of one year or less.........................................      RCFD 2332    13,784,000   16.a.
     b.  With original maturity of more than one year.......................................      RCFD 2333     3,462,000   16.b.
17.  Mortgage indebtedness and obligations under capitalized leases.........................      RCFD 2910        34,000   17.
18.  Bank's liability on acceptances executed and outstanding...............................      RCFD 2920       415,000   18.
19.  Subordinated notes and debentures......................................................      RCFD 3200     1,227,000   19.
20.  Other liabilities (from Schedule RC-G).................................................      RCFD 2930     9,724,000   20.
21.  Total liabilities (sum of items 13 through 20).........................................      RCFD 2948    76,330,000   21.
                                                                                                   / / / / / / / / /
22.  Limited-life preferred stock and related surplus.......................................      RCFD 3282             0   22.
EQUITY CAPITAL                                                                                     / / / / / / / / /
23.  Perpetual preferred stock and related surplus..........................................      RCFD 3838       500,000   23.
24.  Common stock...........................................................................      RCFD 3230     1,002,000   24.
25.  Surplus (exclude all surplus related to preferred stock)...............................      RCFD 3839       528,000   25.
26.  a.  Undivided profits and capital reserves.............................................      RCFD 3632     2,879,000   26.a.
     b.  Net unrealized holding gains(losses) on available-for-sale securities..............      RCFD 8434   (     8,000)  26.b.
27.  Cumulative foreign currency translation adjustments....................................      RCFD 3284   (   365,000)  27.
28.  Total equity capital (sum of items 23 through 27)......................................      RCFD 3210     4,536,000   28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,    / / / / / / / / /
     and 28)................................................................................      RCFD 3300    80,866,000   29.
                                                                                               ---------------------------

Memorandum
To be  reported only with the March Report of Condition.
   1.     Indicate in the box at the right the number of the statement below that best describes the
          most comprehensive level of auditing work performed for the bank by independent external                          Number
                                                                                                                         -----------

          auditors as of any date during 1994 .............................................................. RCFD  6724       2
                                                                                                             -----------------------


1    =    Independent audit of the bank conducted in accordance        4  =   Directors' examination of the bankperformed by other
          with generally accepted auditing standards by a certified           external auditors (may be required by state chartering

          public accounting firm which submits a report on the bank           authority)
2    =    Independent audit of the bank's parent holding company       5  =   Review of the bank's financial statements by external
          conducted in accordance with generally accepted auditing                      auditors
          standards by a certified public accounting firm which        6  =   Compilation of the bank's financial statements by
          submits a report on the consolidated holding company                external auditors
          (but not on the bank separately)                             7  =   Other audit procedures (excluding tax preparation
                                                                              work)
3    =    Directors' examination of the bank conducted in              8  =   No external audit work
          accordance with generally accepted auditing standards
          by a certified public accounting firm (may be required by
          state chartering authority)

______________________
(1) Including total demand deposits and noninterest-bearing time and savings deposits.